   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 2000


                                            REGISTRATION STATEMENT NO. 333-48510
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                       INVERNESS MEDICAL TECHNOLOGY, INC.
                           (FORMERLY SELFCARE, INC.)
             (Exact name of Registrant as specified in its charter)

                   DELAWARE                                        04-3164127
        (State or other jurisdiction of                         (I.R.S. Employer
        Incorporation or organization)                         Identification No.)

                              200 PROSPECT STREET
                          WALTHAM, MASSACHUSETTS 02453
                                 (781) 647-3900
   (Address, including zip code, and telephone number, including area code of
                   Registrant's principal executive offices)
                           --------------------------

              RON ZWANZIGER, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       INVERNESS MEDICAL TECHNOLOGY, INC.
                              200 PROSPECT STREET
                          WALTHAM, MASSACHUSETTS 02453
                                 (781) 647-3900
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

          MARTIN CARMICHAEL III, P.C.                        PETER S. LAWRENCE, ESQ.
             SCOTT F. DUGGAN, ESQ.                          R. MARK CHAMBERLIN, ESQ.
          Goodwin, Procter & Hoar LLP             Mintz Levin Cohn Ferris Glovsky & Popeo P.C.
                Exchange Place                                One Financial Center
       Boston, Massachusetts 02109-2881                    Boston, Massachusetts 02111
                (617) 570-1000                                   (617) 542-6000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS POSSIBLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Part I of the Registration Statement has been intentionally omitted because this Amendment No. 2 does not effect any changes to the Prospectus. The sole purpose of this Amendment No. 2 is to file Exhibit 1.1.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION. (1)

    The following are the estimated expenses of the distribution of the shares registered hereunder on Form S-3:

Registration Fee--Securities and Exchange Commission........  $     28,179
AMEX Filing Fee.............................................        17,500
Accountants Fees and Expenses...............................       150,000
Blue Sky Fees and Expenses..................................        15,000
Legal Fees and Expenses.....................................       150,000
Transfer Agent and Registrar Fees and Expenses..............        10,000
Printing and Engraving Expenses.............................        65,000
Miscellaneous...............................................        64,321
                                                              ------------
Total.......................................................  $    500,000
                                                              ============

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Company is a Delaware corporation. Reference is made to Section 145 of the Delaware General Corporation Law (the "DGCL"), which enables a corporation to eliminate or limit the personal liability of a director for monetary damages for violations of the director's fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the company, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under to Section 145 or (iv) for any transaction from which a director derived an improper personal benefit. The Company has adopted such provisions in the company's Amended and Restated Bylaws (the "Bylaws").

    The DGCL permits, but does not require, a corporation to indemnify its directors, officers, employees or agents and expressly provides that the indemnification provided for under the DGCL shall not be deemed exclusive of any indemnification right under any bylaw, vote of stockholders or disinterested directors, or otherwise. The DGCL permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against such persons for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner that he or she reasonably believed was in or not opposed to the corporation's best interests and in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The DGCL does not allow indemnification of directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) unless the directors successfully defend the action or indemnification is ordered by the court. The Bylaws of the company provide for indemnification to the fullest extent authorized by the DGCL and, therefore, these statutory indemnification rights are available to the directors, officers, employees and agents of the Companies. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors and officers of the company pursuant to the foregoing provision or otherwise, the company has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is therefore, unenforceable.

    The Company currently carries a directors' and officers' liability insurance policy which provides for payment of expenses of the company's directors and officers in connection with threatened, pending or completed actions, suits or proceedings against them in their capacities as directors and officers, in accordance with the Bylaws and the DGCL.

ITEM 16. EXHIBITS.


       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
 Exhibits (* documents filed herewith; + to be filed by amendment; @ previously filed with this Registration Statement No. 333-48510.)

        *1.1            Form of Underwriting Agreement by and among Inverness
                        Medical Technology, Inc., the Selling Stockholders and the representative of the Underwriters.

         2.1            Agreement and Plan of Merger by and among Inverness Medical
                        Technology, Inc., Terrier Acquisition Corp., and Integ
                        Incorporated, dated October 3, 2000 (incorporated by
                        reference to Exhibit 99.2 to the Company's current report on
                        Form 8-K filed October 4, 2000)

         3.1            Amended and Restated Certificate of Incorporation
                        (incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

         3.2            Amended and Restated By-laws (incorporated by reference to
                        Exhibit 3.2 to the Company's registration statement on Form
                        SB-2, No. 333-4830-NY)

         4.1            Specimen certificate for shares of Common Stock, par value
                        $0.001 per share, of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration statement on
                        Form SB-2, No. 333-4830-NY)

        @5.1            Opinion of Goodwin, Procter & Hoar LLP

         9.1 Voting Agreement, dated May 13, 1996, by and among the stockholders of Selfcare, Inc. who are signatories thereto
                        (incorporated by reference to Exhibit 9.1 to the Company's
                        (registration statement on Form SB-2, No. 333-4830-NY)

        10.1            Amended and Restated Master Agreement, dated as of June 7,
                        1999, by and among Johnson & Johnson Development
                        Corporation, LifeScan, Inc. and Selfcare, Inc.
                        (incorporated by reference to Exhibit 10.1 to the Company's quarterly (report on Form 10-Q for the quarter ended
                        June 30, 1999)

        10.2            Amended and Restated Sales Distribution Agreement for
                        Testing System for Glucose in Humans, dated as of June 7,
                        1999, between LifeScan, Inc. and Selfcare, Inc.
                        (incorporated by reference to Exhibit 10.2 to the Company's quarterly report on Form 10-Q for the quarter ended
                        June 30, 1999)

        10.3            Investment Agreement, dated as of November 10, 1995, by and between Johnson & Johnson and Selfcare, Inc. (incorporated by reference to Exhibit 10.4 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.4 Guarantee of Selfcare, Inc., dated June 11, 1995, in favor of Highlands and Islands Enterprises (incorporated by reference to Exhibit 10.24 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.5 Guarantee of Selfcare, Inc., dated June 11, 1995, in favor of Inverness and Nairn Enterprise Company (incorporated by reference to Exhibit 10.25 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.6            Grant Agreement, dated February 21, 1992, among The
                        Industrial Development Authority of Ireland, Cambridge
                        Biotech Limited (Cambridge Diagnostics Ireland Limited) and
                        Cambridge Biotech Corporation (incorporated by reference to
                        Exhibit 10.28 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
        10.7            Grant Agreement, dated October 2, 1992, among The Industrial
                        Development Authority of Ireland, Cambridge Biotech Limited
                        (Cambridge Diagnostics Ireland Limited) and Cambridge
                        Biotech Corporation (incorporated by reference to
                        Exhibit 10.29 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.8            Grant Agreement, dated December 5, 1995, among The
                        Industrial Development Authority of Ireland, Cambridge
                        Biotech Limited (Cambridge Diagnostics Ireland Limited) and
                        Cambridge Biotech Corporation (incorporated by reference to
                        Exhibit 10.30 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.9            Employment Agreement, dated October 15, 1991, between
                        Superior Sensors, Inc. (Selfcare, Inc.) and Kenneth D.
                        Legg, Ph.D. (incorporated by reference to Exhibit 10.31 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.10           Employment Agreement, dated November 13, 1994, between
                        Selfcare International GmbH and Otto Wahl (incorporated by reference to Exhibit 10.33 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.11           Selfcare, Inc. 1992 Stock Plan (incorporated by reference to
                        Exhibit 10.34 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.12           Selfcare, Inc. 1994 Incentive and Non-qualified Stock Option
                        Plan (incorporated by reference to Exhibit 10.35 to the
                        Company's registration statement on Form SB-2,
                        No. 333-4830-NY)

        10.13           Selfcare, Inc. Amended and Restated 1996 Stock Option and
                        Grant Plan (incorporated by reference to Exhibit 4.1 to the
                        Company's registration statement on Form S-8,
                        No. 333-15583)

        10.14           First Amendment to the Selfcare, Inc. Amended and Restated
                        1996 Stock Option and Grant Plan dated May 20, 1999
                        (incorporated by reference to Exhibit 10.14 to the Company's annual report on Form 10-K)

        10.15           Selfcare, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.37 to the Company's registration
                        statement on Form SB-2, No. 333-4830-NY)

        10.16           Standard form Commercial Lease, dated July 15, 1992, between
                        Superior Sensors, Inc. (Selfcare, Inc.) and Nova Realty
                        Associates (incorporated by reference to Exhibit 10.38 to
                        the Company's registration statement on Form SB-2,
                        No. 333-4830-NY)

        10.17           First Amendment to Lease Agreement between Selfcare, Inc.
                        (formerly, Superior Sensors, Inc.) and Nova Realty
                        Associates dated August 9, 1999 (incorporated by reference to Exhibit 10.17 to the Company's annual report on Form 10-K)

        10.18           Form of lease between Highlands and Islands Enterprises and
                        Hebocraft Limited (Inverness medical Limited) (incorporated by reference to Exhibit 10.40 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.19           Lease for Selfcare, Inc.'s facility in Brussels, Belgium
                        (incorporated by reference to Exhibit 10.42 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.20           Lease for Selfcare International GmbH's facility in Munich,
                        Germany (incorporated by reference to Exhibit 10.43 to the
                        Company's registration statement on Form SB-2,
                        No. 333-4830-NY)

        10.21           Agreement between Inverness Medical Limited (formerly,
                        Hebocraft Limited) and Highlands and Islands Enterprise, dated May 31, 1995 (incorporated by reference to Exhibit 10.47 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
        10.22           Agreement between Inverness Medical Limited (formerly,
                        Hebocraft Limited) and Inverness & Nairn Local Enterprise
                        Company, dated may 31, 1995 (incorporated by reference to
                        Exhibit 10.48 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.23           Supply Agreement dated August 27, 1996, by and between
                        Selfcare, Inc., Selfcare International GmbH and A. Menarini
                        Industrie Parmaceutiche Riunite S.r.L. (incorporated by
                        reference to Exhibit 10.50 to the Company's quarterly report on Form 10-QSB for the period ended September 30, 1996)

        10.24           Form of Amendment to Agreement between Selfcare, Inc. and
                        Princeton BioMeditech Corporation dated August 6, 1997
                        (incorporated by reference to the Company's report on Form 10-QSB for the period ending September, 30, 1997)

        10.25           Form of Stock Purchase Agreement dated February 18, 1998, by and among Can-Am Care Corporation, Selfcare, Inc., Selfcare
                        Consumer Products, Inc. (Inverness Medical, Inc.) and the
                        stockholders of Can-Am Care Corporation (incorporated by
                        reference to Exhibit 2.1 to the Company's report on
                        Form 8-K dated February 18, 1998)

        10.26           Form of Supply Agreement dated as of February 18, 1998, made by and between A.M.G. Medical Inc. and Can-Am Care
                        Corporation (incorporated by reference to Exhibit 10.74 to
                        Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.27           Form of Management Services Agreement dated February 18,
                        1998, made by and between A.M.G. Medical Inc. and Can-Am
                        Care Corporation (incorporated by reference to Exhibit 10.75 to Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997)

        10.28 Form of Employment Agreement dated February 18, 1998, made by and between Selfcare Consumer Products, Inc. (Inverness
                        Medical, Inc.), Selfcare, Inc., and Herbert Cover
                        Corporation (incorporated by reference to Exhibit 10.76 to Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.29 Form of Employment Agreement dated February 18, 1998, made by and between Selfcare Consumer Products, Inc. (Inverness
                        Medical, Inc.), Selfcare, Inc., and Robert Oringer
                        (incorporated by reference to Exhibit 10.77 to Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.30           Form of 6% Non-Negotiable Promissory Note, principal amount
                        $500,000, dated February 18, 1998, between Selfcare, Inc.
                        and Robert Oringer (incorporated by reference to
                        Exhibit 10.78 to Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997)

        10.31           Form of 6% Non-Negotiable Promissory Note, principal amount
                        $500,000, dated February 18, 1998, between Selfcare, Inc.
                        and Cover Family Trust (incorporated by reference to
                        Exhibit 10.79 to Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997)

        10.32 Form of Credit Agreement dated as of February 18, 1998, among Selfcare Consumer Products, Inc. (Inverness
                        Medical, Inc.), as the Borrower, Selfcare, Inc., as the
                        Guarantor, Certain Financial Institutions, as the Lenders, and The Chase Manhattan Bank, as the Agent for the Lenders
                        (incorporated by reference to Exhibit 10.80 to Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.33           Form of Warrant to Purchase Shares of Common Stock of the
                        Company issued in connection with the Securities Purchase
                        Agreement dated June 26, 1998 (incorporated by reference to
                        Exhibit 10.2 to the Company's report on Form 10-Q for the
                        period ending June 30, 1998)

       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
        10.34           Form of Patent License Agreements, dated September 1, 1998, between the Company and Becton, Dickinson and Company dated
                        September 1, 1998 (incorporated by reference to Exhibits
                        10.1 and 10.2 to the Company's report on Form 10-Q for the period ending September, 30, 1998)

       @11.1            Statement regarding computation of per share earnings
                        (included in the "Notes to Consolidated Financial
                        Statements" in the Company's 1999 Annual Report to
                        Shareholders, portions of which are filed herewith as
                        Exhibit 13.1)

        13.1            Consolidated Financial Information of the Company's 1999
                        Annual Report to Shareholders (only those portions of the
                        Annual Report incorporated by reference in this document are deemed filed) (incorporated by reference to Exhibit 13.1 to the Company's annual report on Form 10-K)

        13.2            Report of Independent Public Accountants, Arthur Andersen
                        LLP (included in the Company's 1999 Annual Report to
                        Shareholders, portions of which are filed herewith as
                        Exhibit 13.1)

        21.1            List of Subsidiaries of Registrant as of March 28, 2000
                        (incorporated by reference to Exhibit 21.1 in the Company's annual report on Form 10-K)

       @23.1            Consent of Arthur Andersen LLP

       @23.2            Consent of Ernst & Young, LLP

       @23.3            Consent of Goodwin, Procter & Hoar LLP (included in
                        Exhibit 5.1 filed herewith)

       @24              Power of Attorney

        99.1            Voting Agreement by and between Inverness Medical
                        Technology, Inc. and certain shareholders of Integ
                        Incorporated, dated October 3, 2000 (incorporated by
                        reference to Exhibit 99.3 to the Company's current report on
                        Form 8-K, filed October 4, 2000)


ITEM 17. UNDERTAKINGS.

    (a) The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the registration statement.

    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer, or controlling person of ours in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (e) (1) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

      (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, The Commonwealth of Massachusetts, on November 20, 2000.


                                                       INVERNESS MEDICAL TECHNOLOGY, INC.

                                                       By:              /s/ RON ZWANZIGER
                                                            -----------------------------------------
                                                                          Ron Zwanziger
                                                             CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE
                                                                             OFFICER


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                                                       Chairman, President, Chief
                  /s/ RON ZWANZIGER                      Executive Officer and
     -------------------------------------------         Director (Principal        November 20, 2000
                    Ron Zwanziger                        Executive Officer)

                                                       Vice President-Finance
                 /s/ DUANE L. JAMES                      (Principal Financial
     -------------------------------------------         Officer and Principal      November 20, 2000
                   Duane L. James                        Accounting Officer)

                          *
     -------------------------------------------       Director                     November 20, 2000
              Ernest A. Carabillo, Jr.

                          *
     -------------------------------------------       Director                     November 20, 2000
                  Carol R. Goldberg

                          *
     -------------------------------------------       Director                     November 20, 2000
                    John F. Levy

                          *
     -------------------------------------------       Director                     November 20, 2000
                   Robert Oringer

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
     -------------------------------------------       Director
                  Edward B. Roberts

                          *
     -------------------------------------------       Director                     November 20, 2000
                   Peter Townsend

                          *
     -------------------------------------------       Director                     November 20, 2000
                 Willard Lee Umphrey


*By:                    /s/ RON ZWANZIGER
             --------------------------------------
                          Ron Zwanziger
                       AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
 Exhibits (* documents filed herewith; + to be filed by amendment; @ previously filed with this Registration Statement No. 333-48510.)

        *1.1            Form of Underwriting Agreement by and among Inverness
                        Medical Technology, Inc., the Selling Stockholders and the representative of the Underwriters.

         2.1            Agreement and Plan of Merger by and among Inverness Medical
                        Technology, Inc., Terrier Acquisition Corp., and Integ
                        Incorporated, dated October 3, 2000 (incorporated by
                        reference to Exhibit 99.2 to the Company's current report on
                        Form 8-K filed October 4, 2000)

         3.1            Amended and Restated Certificate of Incorporation
                        (incorporated by reference to Exhibit 3.1 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

         3.2            Amended and Restated By-laws (incorporated by reference to
                        Exhibit 3.2 to the Company's registration statement on Form
                        SB-2, No. 333-4830-NY)

         4.1            Specimen certificate for shares of Common Stock, par value
                        $0.001 per share, of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration statement on
                        Form SB-2, No. 333-4830-NY)

        @5.1            Opinion of Goodwin, Procter & Hoar LLP

         9.1 Voting Agreement, dated May 13, 1996, by and among the stockholders of Selfcare, Inc. who are signatories thereto
                        (incorporated by reference to Exhibit 9.1 to the Company's
                        (registration statement on Form SB-2, No. 333-4830-NY)

        10.1            Amended and Restated Master Agreement, dated as of June 7,
                        1999, by and among Johnson & Johnson Development
                        Corporation, LifeScan, Inc. and Selfcare, Inc.
                        (incorporated by reference to Exhibit 10.1 to the Company's quarterly (report on Form 10-Q for the quarter ended
                        June 30, 1999)

        10.2            Amended and Restated Sales Distribution Agreement for
                        Testing System for Glucose in Humans, dated as of June 7,
                        1999, between LifeScan, Inc. and Selfcare, Inc.
                        (incorporated by reference to Exhibit 10.2 to the Company's quarterly report on Form 10-Q for the quarter ended
                        June 30, 1999)

        10.3            Investment Agreement, dated as of November 10, 1995, by and between Johnson & Johnson and Selfcare, Inc. (incorporated by reference to Exhibit 10.4 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.4 Guarantee of Selfcare, Inc., dated June 11, 1995, in favor of Highlands and Islands Enterprises (incorporated by reference to Exhibit 10.24 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.5 Guarantee of Selfcare, Inc., dated June 11, 1995, in favor of Inverness and Nairn Enterprise Company (incorporated by reference to Exhibit 10.25 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.6            Grant Agreement, dated February 21, 1992, among The
                        Industrial Development Authority of Ireland, Cambridge
                        Biotech Limited (Cambridge Diagnostics Ireland Limited) and
                        Cambridge Biotech Corporation (incorporated by reference to
                        Exhibit 10.28 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.7            Grant Agreement, dated October 2, 1992, among The Industrial
                        Development Authority of Ireland, Cambridge Biotech Limited
                        (Cambridge Diagnostics Ireland Limited) and Cambridge
                        Biotech Corporation (incorporated by reference to
                        Exhibit 10.29 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)
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
       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
        10.8            Grant Agreement, dated December 5, 1995, among The
                        Industrial Development Authority of Ireland, Cambridge
                        Biotech Limited (Cambridge Diagnostics Ireland Limited) and
                        Cambridge Biotech Corporation (incorporated by reference to
                        Exhibit 10.30 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.9            Employment Agreement, dated October 15, 1991, between
                        Superior Sensors, Inc. (Selfcare, Inc.) and Kenneth D.
                        Legg, Ph.D. (incorporated by reference to Exhibit 10.31 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.10           Employment Agreement, dated November 13, 1994, between
                        Selfcare International GmbH and Otto Wahl (incorporated by reference to Exhibit 10.33 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.11           Selfcare, Inc. 1992 Stock Plan (incorporated by reference to
                        Exhibit 10.34 to the Company's registration statement on
                        Form SB-2, No. 333-4830-NY)

        10.12           Selfcare, Inc. 1994 Incentive and Non-qualified Stock Option
                        Plan (incorporated by reference to Exhibit 10.35 to the
                        Company's registration statement on Form SB-2,
                        No. 333-4830-NY)

        10.13           Selfcare, Inc. Amended and Restated 1996 Stock Option and
                        Grant Plan (incorporated by reference to Exhibit 4.1 to the
                        Company's registration statement on Form S-8,
                        No. 333-15583)

        10.14           First Amendment to the Selfcare, Inc. Amended and Restated
                        1996 Stock Option and Grant Plan dated May 20, 1999
                        (incorporated by reference to Exhibit 10.14 to the Company's annual report on Form 10-K)

        10.15           Selfcare, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.37 to the Company's registration
                        statement on Form SB-2, No. 333-4830-NY)

        10.16           Standard form Commercial Lease, dated July 15, 1992, between
                        Superior Sensors, Inc. (Selfcare, Inc.) and Nova Realty
                        Associates (incorporated by reference to Exhibit 10.38 to
                        the Company's registration statement on Form SB-2,
                        No. 333-4830-NY)

        10.17           First Amendment to Lease Agreement between Selfcare, Inc.
                        (formerly, Superior Sensors, Inc.) and Nova Realty
                        Associates dated August 9, 1999 (incorporated by reference to Exhibit 10.17 to the Company's annual report on Form 10-K)

        10.18           Form of lease between Highlands and Islands Enterprises and
                        Hebocraft Limited (Inverness medical Limited) (incorporated by reference to Exhibit 10.40 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.19           Lease for Selfcare, Inc.'s facility in Brussels, Belgium
                        (incorporated by reference to Exhibit 10.42 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.20           Lease for Selfcare International GmbH's facility in Munich,
                        Germany (incorporated by reference to Exhibit 10.43 to the
                        Company's registration statement on Form SB-2,
                        No. 333-4830-NY)

        10.21           Agreement between Inverness Medical Limited (formerly,
                        Hebocraft Limited) and Highlands and Islands Enterprise, dated May 31, 1995 (incorporated by reference to Exhibit 10.47 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.22           Agreement between Inverness Medical Limited (formerly,
                        Hebocraft Limited) and Inverness & Nairn Local Enterprise
                        Company, dated may 31, 1995 (incorporated by reference to Exhibit 10.48 to the Company's registration statement on Form SB-2, No. 333-4830-NY)

        10.23           Supply Agreement dated August 27, 1996, by and between
                        Selfcare, Inc., Selfcare International GmbH and A. Menarini
                        Industrie Parmaceutiche Riunite S.r.L. (incorporated by
                        reference to Exhibit 10.50 to the Company's quarterly report on Form 10-QSB for the period ended September 30, 1996)

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
       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
        10.24           Form of Amendment to Agreement between Selfcare, Inc. and
                        Princeton BioMeditech Corporation dated August 6, 1997
                        (incorporated by reference to the Company's report on
                        Form 10-QSB for the period ending September, 30, 1997)

        10.25           Form of Stock Purchase Agreement dated February 18, 1998, by and among Can-Am Care Corporation, Selfcare, Inc., Selfcare
                        Consumer Products, Inc. (Inverness Medical, Inc.) and the
                        stockholders of Can-Am Care Corporation (incorporated by
                        reference to Exhibit 2.1 to the Company's report on
                        Form 8-K dated February 18, 1998)

        10.26           Form of Supply Agreement dated as of February 18, 1998, made by and between A.M.G. Medical Inc. and Can-Am Care
                        Corporation (incorporated by reference to Exhibit 10.74 to
                        Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.27           Form of Management Services Agreement dated February 18,
                        1998, made by and between A.M.G. Medical Inc. and Can-Am
                        Care Corporation (incorporated by reference to Exhibit 10.75 to Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997)

        10.28 Form of Employment Agreement dated February 18, 1998, made by and between Selfcare Consumer Products, Inc. (Inverness
                        Medical, Inc.), Selfcare, Inc., and Herbert Cover
                        Corporation (incorporated by reference to Exhibit 10.76 to Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.29 Form of Employment Agreement dated February 18, 1998, made by and between Selfcare Consumer Products, Inc. (Inverness
                        Medical, Inc.), Selfcare, Inc., and Robert Oringer
                        (incorporated by reference to Exhibit 10.77 to Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.30           Form of 6% Non-Negotiable Promissory Note, principal amount
                        $500,000, dated February 18, 1998, between Selfcare, Inc.
                        and Robert Oringer (incorporated by reference to
                        Exhibit 10.78 to Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997)

        10.31           Form of 6% Non-Negotiable Promissory Note, principal amount
                        $500,000, dated February 18, 1998, between Selfcare, Inc.
                        and Cover Family Trust (incorporated by reference to
                        Exhibit 10.79 to Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997)

        10.32 Form of Credit Agreement dated as of February 18, 1998, among Selfcare Consumer Products, Inc. (Inverness
                        Medical, Inc.), as the Borrower, Selfcare, Inc., as the
                        Guarantor, Certain Financial Institutions, as the Lenders, and The Chase Manhattan Bank, as the Agent for the Lenders
                        (incorporated by reference to Exhibit 10.80 to Selfcare, Inc.'s Form 10-KSB for the year ended
                        December 31, 1997)

        10.33           Form of Warrant to Purchase Shares of Common Stock of the
                        Company issued in connection with the Securities Purchase
                        Agreement dated June 26, 1998 (incorporated by reference to
                        Exhibit 10.2 to the Company's report on Form 10-Q for the
                        period ending June 30, 1998)

        10.34           Form of Patent License Agreements, dated September 1, 1998, between the Company and Becton, Dickinson and Company dated
                        September 1, 1998 (incorporated by reference to Exhibits
                        10.1 and 10.2 to the Company's report on Form 10-Q for the period ending September, 30, 1998)

       @11.1            Statement regarding computation of per share earnings
                        (included in the "Notes to Consolidated Financial
                        Statements" in the Company's 1999 Annual Report to
                        Shareholders, portions of which are filed herewith as
                        Exhibit 13.1)

        13.1            Consolidated Financial Information of the Company's 1999
                        Annual Report to Shareholders (only those portions of the
                        Annual Report incorporated by reference in this document are deemed filed) (incorporated by reference to Exhibit 13.1 to the Company's annual report on Form 10-K)

       EXHIBIT
         NO.            DESCRIPTION
---------------------   -----------
        13.2            Report of Independent Public Accountants, Arthur Andersen
                        LLP (included in the Company's 1999 Annual Report to
                        Shareholders, portions of which are filed herewith as
                        Exhibit 13.1)

        21.1            List of Subsidiaries of Registrant as of March 28, 2000
                        (incorporated by reference to Exhibit 21.1 in the Company's annual report on Form 10-K)

       @23.1            Consent of Arthur Andersen LLP

       @23.2            Consent of Ernst & Young, LLP

       @23.3            Consent of Goodwin, Procter & Hoar LLP (included in
                        Exhibit 5.1 filed herewith)

       @24              Power of Attorney

        99.1            Voting Agreement by and between Inverness Medical
                        Technology, Inc. and certain shareholders of Integ
                        Incorporated, dated October 3, 2000 (incorporated by
                        reference to Exhibit 99.3 to the Company's current report on
                        Form 8-K, filed October 4, 2000)